Fair Value of Financial Instruments Measured at Fair Value	9 Months Ended
Sep. 30, 2014
Fair Value of Financial Instruments Measured at Fair Value

4. Fair Value of Financial Instruments Measured at Fair Value

Loans, Notes and Certificates

Our marketplace is where borrowers and investors engage in transactions relating to standard or custom program loans. Standard program loans are unsecured, fixed rate, three or five year personal loans in amounts ranging from $1,000 to $35,000 made to borrowers meeting strict credit criteria, including a FICO score of at least 660. Custom program loans are generally new offerings and loans that do not meet the requirements of the standard program and/or loans with longer maturities than we believe to be attractive to most note investors. Currently, custom program loans include small business, education and patient finance loans. Small business loans are unsecured and fixed rate loans in amounts ranging from $15,000 to $100,000, with various maturities between one and five years.

Education and patient finance loans are issued in amounts ranging from $499 to $40,000 with various maturities between 24 and 84 months for term loans as well as a revolving product with a promotional period ranging from six to 24 months that is interest free if the loan balance is paid in full during that period. Loans facilitated by Springstone are originated, owned and serviced by the issuing banks and are therefore not recorded on our consolidated balance sheet nor are the loans’ cash flows recorded on our consolidated statement of cash flows.

Investors can invest in loans that are offered through our marketplace. We issue notes and the Trust issues certificates.

We use fair value measurements to record fair value adjustments to loans and the related notes and certificates that are recorded at fair value on a recurring basis.

Loans and the related notes and certificates do not trade in an active market with readily observable prices. Accordingly, the fair value of loans and the related notes and certificates are determined using a discounted cash flow methodology utilizing assumptions market participants use for credit losses, discount rates, changes in the interest rate environment, and other factors. Fair value measurements of our loans and the related notes and certificates use significant unobservable inputs and, accordingly, we classify them as Level 3.

We have ongoing monitoring procedures in place for our Level 3 assets and liabilities that use such valuation models. These procedures are designed to provide reasonable assurance that models continue to perform as expected after approved. All valuation models are subject to ongoing review by business-unit-level management and the executive management team.

At December 31, 2012, December 31, 2013, and September 30, 2014, loans, notes and certificates measured at fair value on a recurring basis were (in thousands):

	Loans at Fair Value			Notes and Certificates at Fair Value
	December 31,		September 30, 2014	December 31,		September 30, 2014
	2012	2013		2012	2013
			(unaudited)			(unaudited)
Aggregate principal balance outstanding	$791,774	$1,849,042	$2,566,477	$795,842	$1,859,982	$2,584,441
Fair valuation adjustments	(10,559)	(20,000)	(32,806)	(10,526)	(19,992)	(32,801)

Fair value	$781,215	$1,829,042	$2,533,671	$785,316	$1,839,990	$2,551,640

At December 31, 2013, loans underlying notes and certificates had original terms of 36 months or 60 months, had monthly payments with fixed interest rates ranging from 5.42% to 26.06% and had various maturity dates through December 2018. At September 30, 2014, outstanding loans underlying notes and certificates had original maturities between 12 and 60 months, had monthly payments with fixed interest rates ranging from 5.42% to 29.90% and had various maturity dates through September 2019 (unaudited).

Loan Servicing Rights

We record servicing assets and liabilities at their estimated fair values when we sell whole loans to unrelated third-party whole loan buyers or when the servicing contract commences, and on a recurring basis thereafter.

At December 31, 2013, loans underlying loan servicing rights had a total principal balance of $0.41 billion, original terms between 36 months and 60 months and had monthly payments with fixed interest rates ranging from 6.00% to 26.06% and various maturity dates through December, 2018. At September 30, 2014, loans underlying loan servicing rights had a total principal balance of $1.37 billion, original terms between 12 and 60 months, had monthly payments with fixed interest rates ranging from 5.90% to 33.15% and had various maturity dates through September 2019 (unaudited).

We determined the fair values of loans, notes and certificates and servicing assets and liabilities using significant unobservable inputs and methods that are categorized in the fair value hierarchy on Level 3, as follows (in thousands):

	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Fair Value
December 31, 2012
Assets:
Loans at fair value	$—	$—	$781,215	$781,215

Total assets	$—	$—	$781,215	$781,215

Liabilities:
Notes and certificates	$—	$—	$785,316	$785,316

Total liabilities	$—	$—	$785,316	$785,316

December 31, 2013
Assets:
Loans at fair value	$—	$—	$1,829,042	$1,829,042
Servicing asset			534	534

Total assets	$—	$—	$1,829,576	$1,829,576

Liabilities:
Notes and certificates	$—	$—	$1,839,990	$1,839,990
Servicing liability			936	936

Total liabilities	$—	$—	$1,840,926	$1,840,926

September 30, 2014 (unaudited)
Assets:
Loans at fair value	$—	$—	$2,533,671	$2,533,671
Servicing asset			1,520	1,520

Total assets	$—	$—	$2,535,191	$2,535,191

Liabilities:
Notes and certificates	$—	$—	$2,551,640	$2,551,640
Servicing liability			3,712	3,712

Total liabilities	$—	$—	$2,555,352	$2,555,352

Instruments are categorized in the Level 3 valuation hierarchy based on the significance of unobservable factors in the overall fair value measurement. Our fair value approach for Level 3 instruments primarily uses unobservable inputs, but may also include observable, actively quoted components derived from external sources. As a result, the realized and unrealized gains and losses for assets and liabilities within the Level 3 category presented in the tables below may include changes in fair value that were attributable to both observable and unobservable inputs.

The following table presents additional information about Level 3 assets and liabilities measured at fair value on a recurring basis at December 31, 2012, December 31, 2013 and September 30, 2014 (in thousands):

	Loans	Notes and Certificates
Fair value at December 31, 2012	$781,215	$785,316
Purchases of loans	2,064,628	—
Issuances of notes and certificates	—	1,618,269
Principal payments	(511,232)	(504,330)
Whole loan sales	(446,224)	—
Recoveries from sale and collection of charged-off loans	(1,716)	(1,669)

Carrying value before fair value adjustments	1,886,671	1,897,586
Fair valuation adjustments, included in earnings	(57,629)	(57,596)

Fair value at December 31, 2013	$1,829,042	$1,839,990

Purchases of loans (unaudited)	2,628,758	—
Issuances of notes and certificates (unaudited)	—	1,534,011
Whole loan sales (unaudited)	(1,094,482)	—
Principal payments (unaudited)	(739,506)	(732,343)
Recoveries from sale and collection of charged-off loans (unaudited)	(5,178)	(5,153)

Carrying value before fair value adjustments (unaudited)	2,618,634	2,636,505
Fair valuation adjustments, included in earnings (unaudited)	(84,963)	(84,865)

Fair value at September 30, 2014 (unaudited)	$2,533,671	$2,551,640

The fair values of loans and the related notes and certificates are determined using a discounted cash flow model utilizing estimates for credit losses, changes in the interest rate environment, and other factors. For notes and certificates, we also consider risk factors such as our continued profitability, ability to operate on a cash-flow positive basis and liquidity position. The majority of fair valuation adjustments included in earnings is attributable to changes in estimated instrument-specific future credit losses. All fair valuation adjustments were related to Level 3 instruments for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited). A specific loan that is projected to have higher future default losses than previously estimated has lower expected future cash flows over its remaining life, which reduces its estimated fair value. Conversely, a specific loan that is projected to have lower future default losses than previously estimated has increased expected future cash flows over its remaining life, which increases its fair value. Because the payments to holders of notes and certificates directly reflect the payments received on loans, a reduction or increase of the expected future payments on loans will decrease or increase the estimated fair values of the related notes and certificates. Expected losses and actual loan charge-offs on loans are offset to the extent that the loans are financed by notes and certificates that absorb the related loan losses.

The fair value adjustments for loans were largely offset by the fair value adjustments of the notes and certificates due to the member payment dependent design of the notes and certificates and because the principal balances of the loans were very close to the combined principal balances of the notes and certificates. Accordingly, the net fair value adjustment losses for loans, notes and certificates were $0.001 million, $0.6 million, $0.03 million and $0.1 million for the year ended March 31, 2012, the nine months ended December 31, 2012, the year ended December 31, 2013 and the nine months ended September 30, 2014 (unaudited), respectively.

At December 31, 2012, we had 576 loans that were 90 days or more past due (which includes non-accrual loans) or loans where the borrower has filed for bankruptcy or is deceased; these loans had a total outstanding principal balance of $6.4 million, aggregate adverse fair value adjustments totaling $5.7 million and an aggregate fair value of $0.7 million. At December 31, 2013, we had 989 loans that were 90 days or more past due (which includes non-accrual loans) or loans where the borrower has filed for bankruptcy or is deceased; these loans had a total outstanding principal balance of $10.2 million, aggregate adverse fair value adjustments totaling $9.1 million and an aggregate fair value of $1.1 million. At September 30, 2014, we had 1,304 loans that were 90 days or more past due (which includes non-accrual loans) or loans where the borrower has filed for bankruptcy or is deceased; these loans had a total outstanding principal balance of $15.2 million, aggregate adverse fair value adjustments of $13.8 million and an aggregate fair value of $1.4 million. (Unaudited.)

We place loans on non-accrual status upon becoming 120 days past due. At December 31, 2013, we had 111 loans that were over 120 days past due and classified as non-accrual loans, which had a total outstanding principal balance of $1.1 million, aggregate adverse fair value adjustments totaling $0.9 million and an aggregate fair value of $0.2 million. At September 30, 2014, we had 51 loans that were over 120 days past due and classified as non-accrual loans, which had a total outstanding principal balance of $0.5 million, aggregate adverse fair value adjustments of $0.4 million and an aggregate fair value of $0.1 million. (Unaudited.)

Significant Unobservable Inputs

The following table presents quantitative information about the significant unobservable inputs used for our Level 3 fair value measurements at December 31, 2013 and September 30, 2014:

		December 31, 2013
		Range of Inputs
	Unobservable Input	Minimum	Maximum	Weighted Average
Loans, notes & certificates and servicing asset/liability	Discount rate	5.9%	15.9%	10.2%
Loans, notes & certificates and servicing asset/liability	Net cumulative expected loss	2.1%	23.7%	10.1%
Servicing asset/liability	Market servicing rate (% per annum on loan balance)	0.4%	0.4%	0.4%

		September 30, 2014
		Range of Inputs
	Unobservable Input	Minimum	Maximum	Weighted Average
Loans, notes & certificates and servicing asset/liability	Discount rate	5.2%	23.6%	10.6%
Loans, notes & certificates and servicing asset/liability	Net cumulative expected loss	0.3%	21.8%	9.7%
Servicing asset/liability	Market servicing rate (% per annum on loan balance)	0.5%	0.7%	0.5%

The valuation technique used for our Level 3 assets and liabilities, as presented in the previous table, is described as follows:

Loans, Notes and Certificates

Discounted Cash Flow. Discounted cash flow valuation techniques generally consist of developing an estimate of future cash flows that are expected to occur over the life of a financial instrument and then discounting those cash flows at a rate of return that results in the fair value amount.

Significant unobservable inputs presented in the previous table are those we consider significant to the estimated fair values of the Level 3 assets and liabilities. We consider unobservable inputs to be significant, if by their exclusion, the estimated fair value of the Level 3 asset or liability would be impacted by a significant percentage change, or based on qualitative factors such as the nature of the instrument and significance of the unobservable inputs relative to other inputs used within the valuation. Following is a description of the significant unobservable inputs provided in the table.

Discount Rate. Discount rate is a rate of return used to discount future expected cash flows to arrive at a present value, the fair value, of the loans, notes and certificates. The discount rates for the projected net cash flows of loans are our estimates of the rates of return that investors in unsecured consumer credit obligations would require when investing in the various credit grades of loans. The discount rates for the projected net cash flows of the notes and certificates are our estimates of the rates of return that investors in unsecured consumer credit obligations would require when investing in notes issued pursuant to a shelf registration statement and certificates issued by the Trust with cash flows dependent on specific grades of loans. Discount rates for existing loans, notes and certificates are adjusted to reflect the time value of money. A risk premium component is implicitly included in the discount rates to reflect the amount of compensation market participants require due to the uncertainty inherent in the instruments’ cash flows resulting from risks such as credit and liquidity.

Net Cumulative Expected Loss. Net cumulative expected loss is an estimate of the net cumulative principal payments that will not be repaid over the entire life of a new loans, note or certificate, expressed as a percentage of the original principal amount of the loans, note or certificate. The estimated net cumulative loss is the sum of the net losses estimated to occur each month of the life of a new loans, note or certificate. Therefore, the total net losses estimated to occur over the remaining maturity of existing loans, notes and certificates are less than the estimated net cumulative losses of comparable new loans, notes and certificates. A given month’s estimated net losses are a function of two variables:

(i)	estimated default rate, which is an estimate of the probability of not collecting the remaining contractual principal amounts owed and,

(ii)	estimated net loss severity, which is the percentage of contractual principal cash flows lost in the event of a default, net of the average net recovery, expected to be received on a defaulted loans, note or certificate.

Loan Servicing Rights

Discounted Cash Flow. Discounted cash flow valuation techniques generally consist of developing an estimate of future cash flows that are expected to occur over the life of a financial instrument and then discounting those cash flows at a rate of return that results in the fair value amount.

Significant unobservable inputs presented in the table above are those we consider significant to the estimated fair values of the Level 3 assets and liabilities. We consider unobservable inputs to be significant, if by their exclusion, the estimated fair value of the Level 3 asset or liability would be impacted by a significant percentage change, or based on qualitative factors such as the nature of the instrument and significance of the unobservable inputs relative to other inputs used within the valuation.

The following is a description of the significant unobservable inputs provided in the table.

Market Servicing Rate. We estimate an adequate servicing compensation assumption as a measure of what a market participant would earn to service the loans that we sell to third parties. We estimated this market servicing rate based on observable market rates for other loan types in the industry, adjusted for the unique loan attributes that are present in such loans we sell (i.e., unsecured fixed rate fully amortizing loans, ACH loan payments, intermediate terms, prime credit grades and sizes) and a market servicing benchmarking analysis performed by an independent valuation firm.

Discount Rate. Discount rate is a rate of return used to discount future expected cash flows to arrive at a present value, the fair value, of the loan servicing rights. The discount rates for the projected net cash flows of loan servicing rights are our estimates of the rates of return that investors in servicing rights for unsecured consumer credit obligations would require for the various credit grades of the underlying loans. Discount rates for servicing rights on existing loans are adjusted to reflect the time value of money. A risk premium component is implicitly included in the discount rates to reflect the amount of compensation market participants require due to the uncertainty inherent in the instruments’ cash flows resulting from risks such as credit and liquidity.

Net Cumulative Expected Loss. Net cumulative expected loss is an estimate of the net cumulative principal payments that will not be repaid over the entire life of a loan expressed as a percentage of the original principal amount of the loan. The estimated net cumulative loss is the sum of the net losses estimated to occur each month of the life of a new loan. A given month’s estimated net losses are a function of two variables:

(i)	estimated default rate, which is an estimate of the probability of not collecting the remaining contractual principal amounts owed, and

(ii)	estimated net loss severity, which is the percentage of contractual principal cash flows lost in the event of a default, net of the average net recovery, expected to be received on a defaulted loan.

The following table presents additional information about Level 3 servicing assets and liabilities measured at fair value on a recurring basis for the year ended December 31, 2013 and for the nine months ended September 30, 2014 (unaudited) (in thousands):

	Servicing Assets	Servicing Liabilities
	(unaudited)
Fair value at December 31, 2012	$—	$—
Additions	587	1,273
Changes in fair value due to:
Realization of expected cash flows	(53)	(337)
Changes in market inputs or assumptions used in the valuation model	—	—

Fair value at December 31, 2013	$534	$936

Additions (unaudited)	1,885	3,464
Changes in fair value due to:
Realization of expected cash flows (unaudited)	(555)	(1,275)
Changes in market inputs or assumptions used in the valuation model (unaudited)	(344)	587

Fair value at September 30, 2014 (unaudited)	$1,520	$3,712

Our and the Trust’s obligation to pay principal and interest on any note or certificate is equal to the pro-rata portion of the payments, if any, received on the related loan subject to applicable fees. The gross effective interest rate associated with notes or certificates is the same as the interest rate earned on the underlying loan. At December 31, 2013 and September 30, 2014, the discounted cash flow methodology used to estimate the notes’ and certificates’ fair values uses the same projected net cash flows as their related loan. The discount rates for the projected net cash flows of the notes and certificates are our estimates of the rates of return, including risk premiums (if significant) that investors in unsecured consumer credit obligations would require when investing in notes issued pursuant to a shelf registration statement and certificates issued by the Trust with cash flows dependent on specific credit grades of loans.

Significant Recurring Level 3 Fair Value Asset and Liability Input Sensitivity

The discounted cash flow technique that we use to determine the fair value of our Level 3 loans, notes and certificates value requires determination of relevant inputs and assumptions, some of which represent significant unobservable inputs as indicated in the preceding table. Accordingly, changes in these unobservable inputs may have a significant impact on fair value. Certain of these unobservable inputs will (in isolation) have a directionally consistent impact on the fair value of the instrument for a given change in that input. Alternatively, the fair value of the instrument may move in an opposite direction for a given change in another input. For example, increases in the discount rate and net cumulative expected loss rate each will reduce the estimated fair value of loans, notes and certificates. When multiple inputs are used within the valuation technique of a loan, note or certificate, a change in one input in a certain direction may be offset by an opposite change in another input.

The discounted cash flow valuation technique we use to determine the fair value of Level 3 loan servicing rights requires certain significant unobservable inputs including adequate servicing compensation, net cumulative loss rates, and discount rates. An increase in any of these unobservable inputs will reduce the fair value of the loan servicing rights and alternatively, a decrease in any one of these inputs would result in the loan servicing rights increasing in value.